UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.    Financial Statements and Exhibits

(d)   Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the S&P 500® Index due April 29, 2008
8.2
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Weighted Basket Consisting of the S&P 500® Index, the Dow Jones EURO STOXX 50® Index, the Russell 2000® Index and the Nikkei 225 Index due January 29, 2010

8.3	Tax Opinion of Davis Polk & Wardwell relating to Range Accrual Notes linked to the Spread Between the 30-Year and 10-Year U.S. Dollar Constant Maturity Swap Rates due February 8, 2023
8.4	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index due March 3, 2009
8.5	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due July 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.6	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due April 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.7	Tax Opinion of Davis Polk & Wardwell relating to 10.80% per annum Reverse Exchangeable Notes due January 30, 2009 Linked to the Common Stock of Exxon Mobil Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Neila B. Radin

	Name:	Neila B. Radin
	Title:	Senior Vice President

Dated: January 28, 2008

EXHIBIT INDEX

Exhibit Number	Description
8.1	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the S&P 500® Index due April 29, 2008
8.2
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Weighted Basket Consisting of the S&P 500® Index, the Dow Jones EURO STOXX 50® Index, the Russell 2000® Index and the Nikkei 225 Index due January 29, 2010

8.3	Tax Opinion of Davis Polk & Wardwell relating to Range Accrual Notes linked to the Spread Between the 30-Year and 10-Year U.S. Dollar Constant Maturity Swap Rates due February 8, 2023
8.4	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index due March 3, 2009
8.5	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due July 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.6	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due April 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.7	Tax Opinion of Davis Polk & Wardwell relating to 10.80% per annum Reverse Exchangeable Notes due January 30, 2009 Linked to the Common Stock of Exxon Mobil Corporation